
                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                     9% SENIOR SUBORDINATED NOTES DUE 2008
                                       OF

                            IXC COMMUNICATIONS, INC.

     As set forth in the Prospectus dated [               ], 1998 of IXC
Communications, Inc. (the "Company") and the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Company's offer (the
"Exchange Offer") to exchange $1,000 principal amount of its 9% Senior
Subordinated Notes Due 2008 (the "New Notes") that have been registered under the Securities Act of 1933, as amended, for each $1,000 principal amount of its outstanding 9% Senior Subordinated Notes Due 2008, (the "Old Notes") if (i)
certificates representing Old Notes to be tendered for exchange are not immediately available or (ii) if the Old Notes, the Letter of Transmittal or any
other documents required thereby cannot be delivered to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date (as defined below).
Such form may be delivered by an Eligible Institution (as defined below) by hand or transmitted by facsimile transmission, or mail to the Exchange Agent.
Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON
[               ], 1998 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD
NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON
THE EXPIRATION DATE.

                                      To:
                       IBJ SCHRODER BANK & TRUST COMPANY

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
                  By Mail:                           By Hand or by Overnight Courier:
      IBJ Schroder Bank & Trust Company              IBJ Schroder Bank & Trust Company
                 P.O. Box 84                                 One State Street
            Bowling Green Station                        New York, New York 10004
        New York, New York 10274-0084             Attention: Securities Processing Window
    Attention: Reorganization Operations                   Subcellar One (SC-1)
                 Department

                                 By facsimile:
                                 (212) 858-2611
                      Call (212) 858-2103 for confirmation

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Old Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus.

     The undersigned understands that tenders of Old Notes pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., New York City time on the Expiration Date. Tenders of Old Notes may be withdrawn if the Exchange Offer is terminated without any such Old Notes being exchanged thereunder or as otherwise provided in the Prospectus.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, legal representatives, successors, assigns, executives and administrators of the undersigned.

            NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.

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

Principal Amount of Old Notes Tendered:                  Name(s) of Registered Holder(s):

-----------------------------------------------------    -----------------------------------------------------

-----------------------------------------------------    -----------------------------------------------------
                                                                         PLEASE PRINT OR TYPE

Certificate No(s). of Old Notes (if available):          Address:

-----------------------------------------------------    -----------------------------------------------------

-----------------------------------------------------    -----------------------------------------------------
                                                                                                    (ZIP CODE)
-----------------------------------------------------    Area Code and Tel. No.:
                                                                                  ----------------------------

                                            Signature(s) of Registered Holder(s)
                                            or Authorized Signatory:

                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------

                                            Dated:
                                                   -----------------------------

                                            If Old Notes will be delivered by
                                            book-entry transfer at The
                                            Depository Trust Company ("DTC"),
                                            insert DTC Book-Entry Account No.
                                            and Transaction Code No.:

                                            ------------------------------------

     This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Old Notes exactly as its (their) name(s) appear on certificates for the Old Notes or on a security position listing as the owner of Old Notes or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      Please print name(s) and address(es)

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
Name(s):
         ------------------------------------------------------------
Capacity:
          -----------------------------------------------------------
Address(es):
             --------------------------------------------------------

             --------------------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or a commercial bank or trust company having an office or correspondent in the United
States or an "Eligible Guarantor Institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (a) represents that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 10b-4 under the Exchange Act, (b) represents that such tender of Old Notes complies with Rule 10b-4 and (c) guarantees that delivery to the Exchange Agent of certificates for the Old Notes tendered hereby, in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's Account at DTC, pursuant to the procedures for book-entry transfer set forth in the Prospectus), with delivery of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature and any other required documents, will be received by the Exchange Agent at one of its addresses set forth above within five New York Stock Exchange trading days after the Expiration Date.

     THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL
AND OLD NOTES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET
FORTH ABOVE AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE
UNDERSIGNED.

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

Name of Firm                                           -----------------------------------------------------
-------------------------------------                  AUTHORIZED SIGNATURE
Address                                                Name
--------------------------------------------           ----------------------------------------------
-----------------------------------------------------  PLEASE PRINT OR TYPE
ZIP CODE                                               Title
Area Code and Tel. No.                                 ------------------------------------------------
---------------------------                            Date
                                                       ------------------------------------------------

Dated:                     , 1998

NOTE: DO NOT SEND OLD NOTES WITH THIS FORM. OLD NOTES SHOULD BE SENT WITH YOUR
      LETTER OF TRANSMITTAL SO THAT THEY ARE RECEIVED BY THE EXCHANGE AGENT WITHIN FIVE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION DATE.